UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) MARCH 31, 2008

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-24431                                        84-1417774
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   (Commission File Number)                    (IRS Employer Identification No.)

1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL                 33309
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      (Address of Principal Executive Offices)                      (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

We amended the time period and manner of notice for any special meeting as described in Section 5 of the company's Bylaws. Formerly, notice of any special meeting must have been given at least five (5) days prior to a meeting by written notice delivered personally, mailed or delivered by fax to each director at his business address. As amended, Section 5 of the Bylaws states that notice of any special meeting must be given at least two (2) days previously thereto and may be delivered by electronic mail in addition to the methods of delivery previously available under the Bylaws.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.


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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION

3.2                Amendment to Bylaws


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INKSURE TECHNOLOGIES, INC.
                                            (Registrant)

                                            By: /s/ Elie Housman
                                            --------------------
                                            Elie Housman
                                            Chairman and Chief Executive Officer

Date: April 4, 2008